Supplement dated May 9, 2012
to the
Prospectus dated December 29, 2011
for Geneva Advisors All Cap Growth Fund and
Geneva Advisors Equity Income Fund
(each a “Fund” and collectively the “Funds”)
each a series of Trust for Professional Managers (the “Trust”)

On April 24, 2012, the Board of Trustees (the “Board”) of the Trust approved an amendment to the Funds’ Rule 18f-3 Multiple Class Plan pursuant to which Class R shareholders of the Funds may elect to convert their Class R shares of a Fund into Class I shares of the same Fund, subject to meeting the minimum investment amount requirement for Class I shares, as described in the Funds’ Prospectus.

The disclosure in the section entitled “How to Purchase Shares – Minimum Investment Amounts” beginning on page 22 is amended to include the following:

“Subject to meeting the minimum investment amount for Class I shares, investors currently holding Class R shares may convert to Class I shares, without incurring tax consequences and/or redemption fees.  To inquire about converting your Class R shares to Class I shares, please call 1-877-343-6382.”

Please retain this Supplement with your Prospectus for future reference.